Exhibit 99.1

Filed by Dynegy Acquisition, Inc.

Pursuant to Rule 425 of the Securities Act of 1933, as amended, and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934, as amended

Subject Company: Dynegy Inc.

Commission File No: 001-15659

FOR IMMEDIATE RELEASE	NR06-46

DYNEGY ANNOUNCES AGREEMENT TO COMBINE OPERATING ASSETS AND

ESTABLISH DEVELOPMENT JOINT VENTURE WITH LS POWER

TRANSACTION TO CREATE LEADING MERCHANT POWER GENERATOR

WITH PROVEN ASSET DEVELOPMENT PLATFORM AND MULTIPLE VALUE DRIVERS

•	Combination of Dynegy’s and LS Power’s complementary operating assets to create a portfolio consisting of more than 20,000 megawatts of generating capacity concentrated in Midwest, Northeast and Western U.S.
•	Transaction will be immediately and increasingly accretive to Dynegy’s free cash flow, enhances financial stability through favorable contracted sales from LS Power’s generation fleet, and allows for rapid deleveraging of LS Power’s project debt to shift value to Dynegy’s common stockholders
•	50 percent ownership interest in a development joint venture with LS Power will provide significant organic growth prospects through greenfield development, expansion and repowering opportunities, coupled with proven execution capabilities
•	Dynegy Chairman and Chief Executive Officer Bruce A. Williamson and the rest of Dynegy’s Executive Management Team to lead combined company
•	Combined company to retain Dynegy Inc. name and remain headquartered in Houston
•	LS Power to have 40 percent equity ownership in Dynegy, aligning its interests with public shareholders; Chevron to support the transaction and significantly reduce its percentage ownership as a result of the combination

HOUSTON (Sept. 15, 2006) – Dynegy Inc. (NYSE: DYN) and LS Power Group, a privately held power plant investor, developer and manager, today announced that the companies have executed a definitive agreement to combine Dynegy’s current assets and operations with LS Power Group’s generation portfolio, and for Dynegy to acquire a 50 percent ownership interest in a development joint venture with LS Power. Under the terms of the transaction, LS Power will receive 340 million shares of Dynegy common stock plus $100 million in cash and a $275 million Dynegy Inc. note. The combined entity will also assume approximately $1.8 billion in net debt from LS Power.

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The transaction will create a combined company with more than 20,000 megawatts comprised of 31 power plants in 15 states. In addition to creating a company with significant scale and scope in three key geographic regions, these complementary assets balance Dynegy’s generation mix, adding intermediate combined-cycle capacity to an existing portfolio that largely consists of baseload and peaking assets. The company’s expanded portfolio will also include a controlling interest in the Plum Point facility in Arkansas, the only coal-fired plant in the country currently under construction by an independent power producer.

The development joint venture will provide Dynegy with a 50 percent ownership interest in an established growth vehicle. The joint venture will immediately own a pipeline of nine greenfield projects totaling more than 7,600 megawatts in various stages of development and approximately 2,300 megawatts of repowering opportunities.

“The combination of Dynegy’s and LS Power’s operating assets and a 50 percent ownership interest in the development joint venture will significantly advance the competitive position of the combined company’s power generation enterprise, expand our scale and scope to better serve our markets and customers, and create a pipeline of future development opportunities,” said Bruce A. Williamson, Chairman and Chief Executive Officer of Dynegy Inc. “The transaction also uniquely positions the combined company with a diverse platform that presents near-, medium- and long-term options for delivering value to all shareholders.

“Immediate and increasing cash flow accretion and the rapid deleveraging of the balance sheet will shift significant value to our common stockholders. Medium-term value drivers will include the combined portfolio’s fuel, geographic and dispatch diversity, continued strong operational performance and in-market asset availability, and a commercial strategy of maximizing upside potential and economic returns. Long-term value drivers will be in

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the form of organic growth through a proven development business, a strategic presence in key markets as power demand recovery gains further momentum, and an overall enterprise that can manage a greater number of assets without a proportionate increase in costs,” Williamson added.

Mike Segal, Chairman and Chief Executive Officer of LS Power Group, said, “This transaction will create a company uniquely positioned to capitalize on the dominant trends in our sector today – consolidation and demand growth. LS Power’s significant ownership stake in Dynegy is a major commitment to and investment in a company with outstanding performance and a management team that has consistently delivered.”

Combination Advantages and Benefits

Dynegy and LS Power expect that the combination of their operating assets and the development joint venture will deliver the following advantages and benefits:

•	Builds Greater Scale and Scope in Key Regions of the U.S.

-	Forty-five percent of the new portfolio’s generating capacity will be located in the Midwest, with 26 percent in the West, 22 percent in the Northeast and the remainder of the combined portfolio in the South.
-	Further fuel and dispatch diversity will result from the combination of Dynegy’s and LS Power’s operating assets. Thirty-three percent of the combined portfolio will be natural gas-fired combined-cycle capacity, thirty-nine percent natural gas-fired peaking capacity and 21 percent baseload coal/oil. The remainder of the combined portfolio will have dual fuel capabilities.
-	The transaction also provides a new strategic position in the California market for the combined company. LS Power’s California assets benefit from a mix of long-term forward sales, off-take contracts with a major utility company, and reliability must-run contracts, thereby providing cash flow predictability in a key market.

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•	Creates Greater Financial Stability

-	The transaction will be immediately and increasingly accretive to Dynegy’s free cash flow and it will rapidly deleverage the balance sheet, thereby shifting significant value to common stockholders through LS Power’s contracted earnings and flexible debt repayment schedule.
-	LS Power’s contracts, while providing stability and mitigating commodity exposure, also provide leverage to improving capacity markets and power market recovery.
-	Through the end of the decade, more than 50 percent of LS Power’s fleet is contracted or subject to reliability must run arrangements each year, with 75 percent in 2007, providing a highly predictable cash flow stream to pay down the project debt obligations to be assumed in the transaction.

•	Provides a Proven and Mature Asset Development Platform

-	LS Power has a proven track record of successfully developing projects and creating more than $1 billion of value through its development efforts since 1990.
-	LS Power is currently the only independent power producer to have received approval of all necessary permits for the construction of a coal-fired facility in ERCOT.
-	The joint venture will initially own a pipeline of nine greenfield projects totaling more than 7,600 megawatts in various stages of development.
-	Resources will also be focused on repowering and expansion opportunities within the new portfolio. LS Power is currently pursuing four repowering opportunities totaling approximately 2,300 megawatts of generating capacity.

Terms and Conditions

The transaction is subject to specified conditions, including the affirmative vote of two-thirds of Dynegy’s public shareholders and the receipt of regulatory approvals from the Federal Energy Regulatory Commission and various state commissions, as well as on the expiration or termination of the Hart-Scott-Rodino waiting period. Additionally, limited historical financial statements are available for LS Power’s operating assets for periods before LS Power acquired

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them. Dynegy believes that financial information for LS Power’s operating assets can be presented without the inclusion of such historical financial information, consistent with its interpretation of applicable Securities and Exchange Commission rules and regulations and related guidance. In order to complete the transaction, Dynegy will require favorable guidance or a waiver from the SEC regarding its proposed financial statement presentation. Assuming all necessary conditions are satisfied, the transaction is expected to close in early 2007.

If the necessary conditions are not satisfied and the combination between Dynegy and LS Power is not completed, the companies have entered into a purchase and sale agreement through which Dynegy would acquire LS Power’s Kendall power plant, an 1,160-megawatt combined-cycle natural gas-fired facility located in northern Illinois, for $200 million of equity plus approximately $400 million of project debt at year-end. Dynegy’s potential separate purchase of the Kendall facility will be subject to the receipt of regulatory approvals from the Federal Energy Regulatory Commission and the Illinois Commerce Commission, as well as on the expiration or termination of the Hart-Scott-Rodino waiting period.

Resulting Share Ownership

The Dynegy-LS Power combination will involve the formation of a new Delaware corporation that will retain the Dynegy Inc. name and remain headquartered in Houston. Chevron, Dynegy’s largest current shareholder with ownership of approximately 97 million shares of Class B common stock, will receive the same number of shares of the new company’s Class A common stock following the transaction. Chevron has agreed to vote all of its shares of Class B common stock in favor of the transaction, subject to customary conditions.

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Following the closing of the transaction, LS Power Group’s ownership of 340 million shares of the new company’s Class B common stock will represent all of the outstanding shares of that class of stock and approximately 40 percent of the new Dynegy’s outstanding equity. On a pro forma basis following the closing, there will be approximately 500 million shares of Class A common stock outstanding and 340 million shares of Class B common stock outstanding.

Governance and Combined Company Leadership

In connection with the combination, Dynegy and LS Power Group have entered into a shareholder agreement that provides certain rights to LS Power and places certain limitations on its ability to exercise otherwise available shareholder rights. In accordance with this agreement, it is anticipated that Dynegy’s Board of Directors will be expanded from 10 to 11 members. Bruce A. Williamson will continue to serve as Chairman and Chief Executive Officer, and Dynegy Director Patricia A. Hammick will continue as Lead Director. All of Dynegy’s other current directors will remain on the Board of Directors, with the exception of Rebecca B. Roberts and Howard B. Sheppard, who both will step down from their positions as Class B directors at closing as a result of Chevron’s reduced ownership interest. Currently, Chevron is entitled to elect a third Class B director, but it has chosen not to do so. Upon closing, LS Power will have the right to name three Class B directors to the new Dynegy board, one of which is anticipated to be LS Power Chairman and Chief Executive Officer Mike Segal.

After the combination, Dynegy’s Board of Directors will remain independent under NYSE standards and will benefit from the addition of the experienced LS Power representatives. Similar to Dynegy’s current arrangement with Chevron, the shareholder agreement will also provide the LS Power representatives with certain approval rights regarding specified major decisions that may be presented to the Board in the future.

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All the existing members of Dynegy’s Executive Management Team (EMT) will continue with the company. Currently reporting to Mr. Williamson and comprising the EMT are Stephen A. Furbacher, President and Chief Operating Officer; J. Kevin Blodgett, General Counsel, Executive Vice President – Administration and Secretary; Lynn A. Lednicky, Executive Vice President, Strategic Planning and Corporate Business Development; and Holli C. Nichols, Executive Vice President and Chief Financial Officer. In addition, Jason Hochberg, who currently serves as President of LS Power, will join Dynegy upon closing as an Executive Vice President and a member of the EMT.

Accounting

The transaction will be accounted for as an acquisition of LS Power’s projects by Dynegy. At closing, Dynegy will record the assets and liabilities acquired at their respective fair values. As a result, Dynegy may record intangible assets, resulting in future amortization expense.

LS Power holds a power tolling contract with one of Dynegy’s subsidiaries. Upon completion of the transaction, the power tolling contract will be effectively settled and will be accounted for based on fair value in accordance with applicable accounting standards.

LS Power’s results of operations for its projects will be included in Dynegy’s consolidated results subsequent to close. Their results will be included in the company’s appropriate generation business segments. In addition to the current Midwest, Northeast and South reporting segments, a West segment will be added to include the results from the acquired California and Arizona operations.

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Advisors

Credit Suisse Securities (USA) LLC and Greenhill & Co., LLC are acting as financial advisors to Dynegy, and Akin Gump Strauss Hauer & Feld LLP is serving as its legal counsel.

Morgan Stanley is serving as financial advisor to LS Power, and Cravath, Swaine & Moore LLP is acting as its legal counsel. Goldman Sachs provided other advisory services to LS Power.

Investor Conference Call/Web Cast

Dynegy and LS Power will hold an investor conference call and web cast today at 8 a.m. ET, 7 a.m. CT to discuss the transaction and related announcements. Participants may access the web cast and the related presentation materials on the “News & Financials” section of www.dynegy.com.

Proxy Statement/Prospectus

In connection with the transaction, Dynegy will file a proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE IMPORTANT INFORMATION CONTAINED IN THE MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE. IT WILL CONTAIN IMPORTANT INFORMATION ABOUT DYNEGY, LS POWER, THE NEW COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a copy of the proxy statement/prospectus and other documents containing information about Dynegy and LS Power, free of charge, at the SEC’s web site at www.sec.gov and at Dynegy’s web site at www.dynegy.com. Copies of the proxy statement/prospectus may also be obtained by writing Dynegy Inc. Investor Relations, 1000 Louisiana Street, Houston, Texas 77002 or by calling 713-507-6466.

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Dynegy, LS Power and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Dynegy’s shareholders in respect of the proposed transaction. Information regarding Dynegy’s directors and executive officers is available in the company’s proxy statement for its 2006 Annual Meeting of Shareholders, dated April 3, 2006. Additional information regarding the interests of such potential participants will be included in the forthcoming proxy statement/prospectus and other relevant documents filed with the SEC when they become available.

About Dynegy Inc.

Dynegy Inc. produces and sells electric energy, capacity and ancillary services in key U.S. markets. The company’s power generation portfolio currently consists of more than 12,800 megawatts of baseload, intermediate and peaking power plants fueled by a mix of coal, fuel oil and natural gas.

About LS Power Group

LS Power was founded in 1990 and is a fully integrated development, investment and asset management group of companies focused on the power industry. The company’s power generation portfolio consists of approximately 8,200 megawatts of primarily natural gas-fired intermediate power plants and a development portfolio of coal-fired generation projects at various stages of development. For more information about LS Power, please visit its website at www.lspower.com.

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This document includes statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements regarding benefits of the proposed transaction, expected synergies and anticipated future financial operating performance and results, including estimates of growth. These statements are based on the current expectations of Dynegy’s management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example: The company may be unable to obtain shareholder approval required for the transaction; the company may be unable to obtain regulatory approvals required for the transaction, including approvals relating to LS Power’s historical financial statements, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the company or cause the companies to abandon the transaction; conditions to the closing of the transaction may not be satisfied; problems may arise in successfully integrating the operations of the companies, which may result in Dynegy not operating as effectively and efficiently as expected; Dynegy may be unable to achieve expected synergies or it may take longer than expected to achieve the synergies; the transaction may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies’ expectations; the businesses of the companies may suffer as a result of uncertainty surrounding the transaction; the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and the companies may be adversely affected by other economic, business, and/or competitive factors. Additional factors that may affect the future results of Dynegy are set forth in its filings with the Securities and Exchange Commission, which are available free of charge on the SEC’s web site at http://www.sec.gov. DYNC.

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Dynegy Media: David Byford, 713-767-5800

LS Power Media: Darpan S. Kapadia, 212-615-3433

Dynegy Analysts: Hillarie Forister, 713-507-6466